                                                                    Exhibit 10.3


                         AGREEMENT OF PURCHASE AND SALE

                           dated as of June 2, 1998



                                    between

                WALDEN AVENUE-BLEND-ALL HOTEL DEVELOPMENT, INC.,
                            a New York corporation;

                  DICK ROAD-BLEND-ALL HOTEL DEVELOPMENT, INC.,
                            a New York corporation;

                       BLEND-ALL HOTEL DEVELOPMENT, INC.
                          a New York corporation; and

                           LETOM LAND LEASE PARTNERS,
                         a New York general partnership


                            collectively, as Seller,

                                      and



                              HUDSON HOTELS TRUST
                    a Maryland real estate investment trust


                                  as Purchaser



                      HAMPTON INN (Erie County, New York)
                     COMFORT SUITES (Erie County, New York)
             HOLIDAY-INN-CLEVELAND AIRPORT (Cuyahoga County, Ohio)

                         AGREEMENT OF PURCHASE AND SALE
                         ------------------------------


     THIS AGREEMENT (the "Agreement"), dated as of the 1st day of June, 1998 between WALDEN AVENUE-BLEND-ALL HOTEL DEVELOPMENT, INC., a New York corporation; DICK ROAD-BLEND-ALL HOTEL DEVELOPMENT, INC., a New York corporation; BLEND-ALL HOTEL DEVELOPMENT, INC., a New York corporation; and LETOM LAND LEASE PARTNERS, a general partnership (individually and collectively, the "Seller") and HUDSON HOTELS TRUST, a Maryland real estate investment trust (the "Purchaser"), provides:


                                   ARTICLE I
                                   ---------
                       DEFINITIONS; RULES OF CONSTRUCTION
                       ----------------------------------

1. Definitions.  The following terms shall have the indicated meanings:
   ------------

     "Assignment and Assumption Agreement" shall mean that certain assignment
     -------------------------------------
and assumption agreement whereby the Seller (a) assigns and the Purchaser assumes the Operating Agreements that have not been canceled at Purchaser's request and (b) assigns all of the Seller's right, title and interest in and to the Intangible Personal Property, to the extent assignable.

     "Authorizations" shall mean all licenses, permits and approvals required by
     ----------------
any governmental or quasi-governmental agency, body or officer for the ownership, operation and use of the Property or any part thereof.

     "Bill of Sale [Inventory]" shall mean that certain bill of sale conveying
     --------------------------
title to the Inventory to the Purchaser's property manager, lessee or designee.

     "Bill of Sale [Personal Property]" shall mean that certain bill of sale
     ----------------------------------
conveying title to the Tangible Personal Property, Intangible Personal Property and the Reservation system from the Seller to the Purchaser.

     "Choice" shall mean Choice Hotel, Inc., licenser of the Comfort Suites
     --------
Hotel.

     "Closing" shall mean the closing of the purchase and sale of the Property
     ---------
pursuant to this Agreement.

     "Closing Date" shall mean on or before August 14, 1998.
     --------------

     "Comfort Suites Hotel" shall mean the 100-suite Comfort Suites Hotel and
     ----------------------
related amenities located on the Comfort Suites Land.

     "Comfort Suites Land" shall mean that certain parcel of real estate lying
     ---------------------
and being in Erie County, New York as more particularly described on Exhibit A
                                                                     ---------
attached hereto, together with all easements, rights, privileges, remainders, reversions and appurtenances thereunto belonging or in any way appertaining, and all of the estate, right, title, interest, claim or demand whatsoever of the Seller therein, in the streets and ways adjacent thereto and in the beds thereof, either at law or in equity, in possession or expectancy, now or hereafter acquired.

     "Deposit" shall mean all amounts deposited from time to time with the
     ---------
Escrow Agent by the Purchaser pursuant to Section 2.2, plus all interest accrued
                                          -----------
thereon, which shall be allocated among each Property as shown on Exhibit B.
                                                                  ----------
The Deposit shall be invested by the Escrow Agent in a manner acceptable to the Seller and the Purchaser and shall be held and disbursed by the Escrow Agent in strict accordance with the terms and provisions of this Agreement.

     "Employment Agreements" shall mean all employment agreements, written or
     -----------------------
oral, between the Seller or its managing agent and the persons employed with respect to the Property.

     "Escrow Agent" shall mean Ticor Title Guarantee Company, 110 Franklin
     --------------
Street, Buffalo, New York  14202.

     "FIRPTA Certificate" shall mean the affidavit of the Seller under Section
      -------------------
1445 of the Internal Revenue Code.

     "Governmental Body" means any federal, state, municipal or other
     -------------------
governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign.

     "Hampton Inn Hotel" shall mean the 133-room Hampton Inn Hotel and related
     -------------------
amenities located on the Hampton Inn Land.

     "Hampton Inn Land" shall mean that certain parcel of real estate lying and
     ------------------
being in Erie County, New York as more particularly described on Exhibit A
                                                                 ---------
attached hereto, together with all easements, rights, privileges, remainders, reversions and appurtenances thereunto belonging or in any way appertaining, and all of the estate, right, title, interest, claim or demand whatsoever of the Seller therein, in the streets and ways adjacent thereto and in the beds thereof, either at law or in equity, in possession or expectancy, now or hereafter acquired.

     "Holiday" shall mean Holiday Inn Worldwide, licensor of the Holiday Inn
     ---------
Hotel.

     "Holiday Inn Hotel" shall mean the 146-room Holiday Inn Hotel and related
     -------------------
amenities located on the Holiday Inn Land.

     "Holiday Inn Land" shall mean that certain parcel of real estate lying and
     ------------------
being in the County of Cuyahoga, Ohio as more particularly described on Exhibit
                                                                        -------
A attached
-
hereto, together with all easements, rights, privileges, remainders, reversions and appurtenances thereunto belonging or in any way appertaining, and all of the estate, right, title, interest, claim or demand whatsoever of the Seller therein, in the streets and ways adjacent thereto and in the beds thereof, either at law or in equity, in possession or expectancy, now or hereafter acquired.

     "Hotel" or "Hotels" shall mean the Comfort Suites Hotel, the Hampton Inn
     -------------------
Hotel and the Holiday Inn Hotel.

     "Improvements" shall mean the Hotel and all other buildings, improvements,
     --------------
fixtures and other items of real estate located on the Land.

     "Intangible Personal Property" shall mean all intangible personal property
     ------------------------------
owned or possessed by the Seller and used in connection with the ownership, operation, leasing occupancy or maintenance of the Property, including, without limitation, general intangibles, business records, plans and specifications, surveys pertaining to the Real Property and the Personal Property, all licenses, permits and approvals with respect to the construction, ownership, operation, leasing, occupancy or maintenance of the Property, any unpaid award for taking by condemnation or any damage to the Land by reason of a change of grade or location of or access to any street or highway, and the share of the Tray Ledger determined under Section 7.5, excluding (a) any of the aforesaid rights the
                 -----------
Purchaser elects not to acquire, (b) the Seller' cash on hand, in bank accounts and invested with financial institutions and (c) accounts receivable except for the above described share of the Tray Ledger.

     "Inventory" shall mean all inventory located at the Hotel, including
     -----------
without limitation, all mattresses, pillows, bed linens, towels, paper goods, soaps, cleaning supplies and other such supplies.

     "Land" shall mean the Comfort Suites Land, the Hampton Inn Land and the
     ------
Holiday Inn Land.

     "Licensor" shall mean Promus, Choice and Holiday.
     ----------

     "Operating Agreements" shall mean the management agreements, service
     ----------------------
contracts and other agreements, if any, in effect with respect to the construction, ownership, operation, occupancy or maintenance of the Property.

     "Owner's Title Policy" shall mean an owner's policy of title insurance
     ----------------------
issued to the Purchaser by the Title Company.

     "Permitted Title Exceptions" shall mean those exceptions to title to the
     ----------------------------
Real Property that are satisfactory to the Purchaser as determined pursuant to
Section 2.3(d).
--------------

     "Promus" shall mean Promus Hotels, Inc., licensor of the Hampton Inn Hotel.
     --------

     "Property" shall mean collectively the Real Property, the Inventory, the
     ----------
Tangible Personal Property and the Intangible Personal Property.

     "Purchase Price" shall mean $25,770.000 payable in the manner described in
     ----------------
Section 3.1 and allocable to each Hotel as set forth on Exhibit B.
-----------                                             ----------

     "Real Property" shall mean the Land and the Improvements.
     ---------------

     "Reservation System" shall mean the Seller's Reservation Terminal and
     --------------------
Reservation System equipment and software for the Existing Hotels, if any.

     "Seller's Organizational Documents" shall mean the current organizational
     -----------------------------------
documents pertaining to each Seller.

     "Study Period" shall mean the thirty (30) day period commencing at 9:00
     --------------
a.m. on the date hereof, and continuing through 5:00 p.m. July 2, 1998.

     "Survey" shall mean the surveys prepared pursuant to Section 2.3(e).
     --------                                             ---------------

     "Tangible Personal Property" shall mean the items of Tangible Personal
     ----------------------------
Property consisting of all furniture, fixtures and equipment situated on, attached to, or used in the operation of the Hotel including all applicable Licensor signage used thereon, and all furniture, furnishings, equipment, machinery, and other personal property of every kind located on or used in the operation of the Hotel and owned by the Seller.

     "Title Commitment" shall mean the commitment by the Title Company to issue
     ------------------
the Owner's Title Policy.

     "Title Company" shall mean Ticor Title Guarantee Company.
     ---------------

     "Tray Ledger" shall mean the final night's room revenue for the Existing
     -------------
Hotels (revenue from rooms occupied as of 12:01 a.m. on the Closing Date, exclusive of food, beverage, telephone and similar charges which shall be retained by the Seller), including any sales taxes, room taxes or other taxes thereon.

     "Utilities" shall mean public sanitary and storm sewers, natural gas,
     -----------
telephone, public water facilities, electrical facilities and all other utility facilities and services necessary for the operation and occupancy of the Property as a hotel.

     1.2  Rules of Construction.  The following rules shall apply to the
          ----------------------
construction and interpretation of this Agreement:

          (a) Singular words shall connote the plural number as well as the singular and vice versa, and the masculine shall include the feminine and the neuter.

          (b) All references herein to particular articles, sections, subsections, clauses or exhibits are references to articles, sections, subsections, clauses or exhibits of this Agreement.

          (c) The headings contained herein are solely for convenience of reference and shall not constitute a part of this Agreement nor shall they affect its meaning, constructions or effect.

          (d) Each party hereto and its counsel have reviewed and revised (or requested revisions of) this Agreement, and therefore any usual rules of construction requiring that ambiguities are to be resolved against a particular party shall not be applicable in the construction and interpretation of this Agreement or any exhibits hereto.


                                   ARTICLE II
                                   ----------
                        PURCHASE AND SALE; STUDY PERIOD
                        -------------------------------


     2.1  Purchase and Sale.  The Seller agrees to sell and the Purchaser agrees
          ------------------
to purchase the Property for the Purchase Price and in accordance with the other terms and conditions set forth herein.

     2.2  Deposit.  The Purchaser, upon execution of this Agreement, shall make
          --------
a deposit of $2,000,000 with the Escrow Agent (the "Deposit"). The Deposit shall be (a) refunded to Purchaser or delivered to Seller pursuant to Section
                                                                      -------
2.3 (b) applied at the Closing against the Purchase Price, (c) returned to the
-------
Purchaser pursuant to Section 9.4, or (d) paid to the Seller pursuant to Section
                      -----------                                        -------
9.5.  All interest on the Deposit shall accrue in favor of the Purchaser.
----

     2.3  Study Period.  (a) Upon written notice to Seller, the Purchaser shall
          -------------
have the right, until 5:00 p.m. on the last day of the Study Period, and thereafter if the Purchaser has not terminated this Agreement, to enter upon the Real Property and to perform, at the Purchaser's expense, such economic, surveying, engineering, environmental, topographic and marketing tests, studies and investigations as the Purchaser may deem appropriate. If such tests, studies and investigations do not warrant, in the Purchaser's sole, absolute and unreviewable discretion, the purchase of the Property for the purposes contemplated by the Purchaser, then the Purchaser shall so notify the Seller prior to the expiration of the Study Period and receive a refund of the Deposit and this Agreement shall be terminated. If for any reason the Purchaser does not so notify the Seller of its determination to terminate this Agreement prior to the expiration of the Study Period, the Deposit shall be delivered to Seller and this Agreement shall remain in full force and effect, and the Purchaser shall be deemed to have waived any rights to terminate this Agreement pursuant to this Section 2.3.
        -----------

          (b) During the Study Period, the Seller shall make available to the Purchaser, its agents, auditors, engineers, attorneys and other designees, for inspection copies of all existing architectural and engineering studies, surveys, title insurance policies, zoning and site plan materials, correspondence, environmental audits and other related materials or information if any, relating to the Property which are in, or come into, the Seller's possession or control.

          (c) The Purchaser shall indemnify and defend the Seller against any loss, damage or claim arising from entry upon the Real Property by the Purchaser or any agents, contractors or employees of the Purchaser. The Purchaser, at its own expense, shall restore any damage to the Real Property caused by any of the tests or studies made by the Purchaser.

          (d) Within two (2) business days of the date hereof, the Seller, at its expense, shall provide to the Purchaser the following title documents (the "Title Documents"): Comfort Suites, Abstract of Title; Hampton Inn - copies of fee and mortgagee policies dated April 28, 1995; Holiday Inn - copy of fee policy dated October 25, 1989 and mortgagee policy dated December 20, 1991. Within ten (10) days after receiving the Title Documents, Purchaser shall notify the Seller of any defects in title shown by such examination that render title unmarketable. Within ten (10) days after such notification, the Seller shall notify the Purchaser whether the Seller is willing to cure such defects. If the Seller is willing to cure such defects, the Seller shall act promptly and diligently to cure such defects at its expense. If such defects consist of deeds of trust, mechanics' liens, tax liens or other liens or charges in a fixed sum or capable of computation as a fixed sum, the Seller shall pay and discharge or shall bond off with a bonding company acceptable to the Purchaser (and the Escrow Agent is authorized to pay and discharge at Closing) such defects at Closing. If Purchaser's title commitments disclose title defects affecting marketability of title or adversely affecting access to or use of the Property as hotels, which defects are (i) not capable of computation as a fixed sum but which are (ii) reasonably determined to be capable of being cured at a cost not to exceed $100,000, then Sellers shall use their best efforts to cure such defect. If the Seller is unwilling or unable to cure any other such defects by Closing, the Purchaser shall elect (1) to waive such defects and proceed to Closing without any abatement in the Purchase Price or (2) to terminate this Agreement and receive a full refund of the Deposit. The Seller shall not, after the date of this Agreement, subject the Property to any liens, encumbrances, covenants, conditions, restrictions, easements or other title matters or seek any zoning changes or take any other action which may affect or modify the status of title without the Purchaser's prior written consent. All title matters revealed by the Purchaser's title examination and not objected to by the Purchaser as provided above shall be deemed Permitted Title Exceptions. If Purchaser shall fail to examine title and notify the Seller of any such title objections as set forth herein, all such title exceptions (other than those rendering title unmarketable and those that are to be paid at Closing as provided above) shall be deemed Permitted Title Exceptions.

          (e) Within ten (10) days after the date hereof, the Seller, at its expense, shall deliver to the Purchaser boundary surveys in its possession for the Properties and boundary surveys of the easements areas located on the Comfort Suites Land and the Hampton Inn Land across which the Seller retain ingress/egress parking easements.

          (f) The Seller and Purchaser acknowledge and agree that the Comfort Suites Land and the Hampton Inn Land are owned by the Erie County Industrial Development Agency (the "Agency") and the Agency leases the Comfort Suites Land and the Hampton Inn Land to Seller pursuant to Lease Agreements and related lease and bond documents (the "Agency Documents"). During the Study Period, Purchaser will determine, in its sole discretion, the acceptability of the Agency Documents and whether Purchaser desires to lease or purchase from the Agency the Comfort Suites Land and/or the Hampton Inn Land.

          (g) Seller will cooperate, where possible, in permitting the assignment of existing mortgages on the Hotels in New York for purposes of saving mortgage tax, provided (i) Seller is fully released of liability under any such mortgage and (ii) Seller incurred no cost in doing so.


                                  ARTICLE III
                                  -----------
                               PURCHASE AND SALE;
                               ------------------
                           PAYMENT OF PURCHASE PRICE
                           -------------------------

     3.1  Payment of Purchase Price.  On the Closing Date, the Purchase Price
          --------------------------
shall be paid to the Seller in the following manner:

          (a) The Purchaser shall receive a credit against the Purchase Price for an amount equal to the Deposit for the applicable Property.

          (b) the Seller or other applicable party as specified in writing by the Seller. If required by Purchaser's lending institution, Seller shall accept payment by a single wire transfer to a designated account or escrow agent.

     3.2  Allocation of Purchase Price.  The parties agree that the Purchase
          -----------------------------
Price shall be allocated among the various components of the Property in the manner indicated on Exhibit B attached hereto.
                    ---------

     3.3  Cumulative Purchase.  If upon the expiration of the Study Period the
          --------------------
Purchaser has given to the Seller a notice that Purchaser intends to proceed to Closing, then Purchaser acknowledges that so long as Seller has complied with all conditions precedent to Purchaser's obligations to purchase each Property, has tendered performance, and has not committed a default for which notice has been given and which has not been cured within the applicable cure period, the Purchaser shall be obligated to acquire each Property.

                                   ARTICLE IV
                                   ----------
               SELLER'S REPRESENTATIONS, WARRANTIES AND COVENANTS
               --------------------------------------------------

     To induce the Purchaser to enter into this Agreement and to purchase the Property, each Seller hereby makes the following representations, warranties and covenants with respect to such Seller only and with respect to the applicable Property of each such Seller, upon each of which the Seller acknowledges and agrees that the Purchaser is entitled to rely and has relied:

     4.1  Organization and Power.  Each Seller is duly organized and in good
          -----------------------
standing and has the requisite power and authority to enter into the transactions contemplated herein.

     4.2  Authorization and Execution.  This Agreement has been duly authorized
          ----------------------------
by all necessary action on the part of the Seller, has been duly executed and delivered by the Seller, constitutes the valid and binding agreement of the Seller and is enforceable in accordance with its terms. There is no other person or entity who has an ownership interest in the Property or whose consent is required in connection with the Seller's performance of its obligations hereunder.

     4.3  Noncontravention.  The execution and delivery of, and the performance
          -----------------
by the Seller of its obligations under, this Agreement do not and will not contravene, or constitute a default under, any provision of applicable law or regulation, the Seller's Organizational Documents or any agreement, judgment, injunction, order, decree or other instrument binding upon the Seller, or result in the creation of any lien or other encumbrance on any asset of the Seller. Notwithstanding the foregoing, Seller represents there is a right of first refusal held by Bob Evans Restaurant on the Hampton Inn Hotel (the "Bob Evans Right of First Refusal").

     4.4  No Special Taxes.  Other than the special district taxes for the
          -----------------
Comfort Suites and Hampton Inn Hotels payable to the Town of Cheektowaga for garbage, drainage, fire, sanitary sewer, fire hydrant and general light services, the Seller has no knowledge of, nor has it received any notice of, any special taxes or assessments relating to the Property or any part thereof or any planned public improvements that may result in a special tax or assessment against the Property.

     4.5  Compliance with Existing Laws.  To the best of the Seller's knowledge,
          ------------------------------
the Seller possesses all Authorizations, each of which is valid and in full force and effect, and no provision, condition or limitation of any of the authorizations has been breached or violated.

     4.6  Operating Agreements.  Except for the hotel management system at the
          ---------------------
Hampton Inn Hotel and a telephone lease at the Holiday Inn Hotel, each of the Operating Agreements may be terminated by the Seller or the Purchaser upon not more than thirty (30) days prior written notice and without the payment of any penalty, fee, premium or other amount. The Seller has performed all of its obligations under each of the Operating Agreements and no fact or circumstance has occurred which, by itself or with the passage of time or the giving of notice or both, would constitute a default under any of the Operating Agreements. The Seller shall not enter into any new management agreement, maintenance or repair contract, supply contract, lease in which its lessee or other agreements with respect to the Property, nor shall the Seller enter into any agreements modifying the Operating Agreements, unless (a) any such agreement or modification will not bind the Purchaser or the Property after the Closing Date or (b) the Seller has obtained the Purchaser's prior written consent to such agreement or modification. The Seller agrees to cancel and terminate any Operating Agreements the Purchaser requests in writing prior to Closing.

     4.7  Condemnation Proceedings; Roadways.  The Seller has received no notice
          -----------------------------------
of any condemnation or eminent domain proceeding pending or threatened against the Property or any part thereof. The Seller has no knowledge of any change or proposed change in the route, grade or width of, or otherwise affecting, any street or road adjacent to or serving the Real Property.

     4.8  Litigation.  Except for a claim against Amerail Construction regarding
          -----------
its construction facade work on the Holiday Inn Hotel (which Seller shall retain all right, title and interest to) and an offsetting mechanics' lien (which has been bonded off) filed in connection therewith, there is no action, suit or proceeding pending or known to be threatened against or affecting the Seller in any court, before any arbitrator or before or by any Governmental body which (a) in any manner raises any question affecting the validity or enforceability of this Agreement or any other agreement or instrument to which the Seller is a party or by which it is bound and that is or is to be used in connection with, or is contemplated by, this Agreement, (b) could materially and adversely affect the business, financial position or results of operations of the Seller, (c) could materially and adversely affect the ability of the Seller to perform its obligations hereunder, or under any document to be delivered pursuant hereto,
(d) could create a lien on the Property, any part thereof or any interest therein, (e) the subject matter of which concerns any past or present employee of the Seller or its managing agent or (f) could otherwise adversely affect the Property, any part thereof or any interest therein or the use, operation, condition or occupancy thereof.

     4.9  Financial Information.  All of the Seller's financial information,
          ----------------------
including, without limitation, all books and records and financial statements ("Financial Information") is correct and complete in all respects and presents accurately the results of the operations of the Property for the periods indicated.

     4.10 Organizational Documents.  The Seller's Organizational Documents are
          -------------------------
in full force and effect and have not been modified or supplemented, and no fact or circumstance has occurred that, by itself or with the giving of notice or the passage of time or both, would constitute a default thereunder.

     4.11  Operation of Property.  The Seller covenants that between the date
           ----------------------
hereof and the date of Closing, it will (a) operate the Property only in the usual, regular and ordinary manner consistent with the Seller's prior practice,
(b) maintain its books of account and records in the usual, regular and ordinary manner, in accordance with sound accounting principles applied on a basis consistent with the basis used in keeping its books in prior years and (c) use all reasonable efforts to preserve intact its present business organization, keep available the services of its present officers, partners and employees and preserve its relationships with suppliers and others having business dealing with it. The Seller shall continue to use its best efforts to take guest room reservations and to book functions and meetings and otherwise to promote the business of the Hotels in generally the same manner as the Seller did prior to the execution of this Agreement. All advance room bookings and reservations and all meetings and function bookings shall continue to be booked at rates, prices and charges heretofore customarily charged by the Seller for such purposes, and in accordance with the Seller's published rate schedules. Seller shall not deplete inventories below customary levels. Except as otherwise permitted hereby, from the date hereof until the Closing Date, the Seller shall not take any action or fail to take action the result of which (i) would have a material adverse effect on the Property or the Purchaser's ability to continue the operation thereof after the Closing Date in substantially the same manner as presently conducted, (ii) outside of the normal course of business reduce or cause to be reduced any room rents or any other charges over which the Seller has operational control, or (iii) would cause any of the representations and warranties contained in this Article IV to be untrue as of Closing Date.
                             ----------

     4.12  Personal Property.  All of the Tangible Personal Property, Intangible
           ------------------
Personal Property and Inventory being conveyed by the Seller to the Purchaser or to the Purchaser's managing agent, lessee or designee, are free and clear of all liens and encumbrances and will be so on the Closing Date and the Seller has good, merchantable title thereto and the right to convey same in accordance with the terms of the Agreement.

     4.13  Bankruptcy.  No Act of Bankruptcy has occurred with respect to the
           -----------
Seller.

     4.14  Zoning.      The current use and occupancy of the Property for hotel
           ------
and restaurant purposes are permitted as a matter of right as a principal use under all laws applicable thereto without the necessity of any special use permit, special exception or other special permit, permission or consent.

     4.15  Brokers.     Seller has not engaged the services of, nor is it or
           -------
will it become liable to, any real estate agent, broker, finder or any other person or entity or any brokerage or finder's fee, commission or other amount with respect to the transactions described herein. The Seller shall indemnify, defend and hold the Purchaser harmless against all loss, liability and expense, including reasonable attorneys' fees and costs, suffered by the Purchaser due to a breach of the foregoing representation and warranty.

     4.16  Room Furnishings.  All public spaces, lobbies, meeting rooms, and
           -----------------
each room in the Hotel available for guest rental is furnished in accordance with the applicable Licensor's standards for the hotel and room type.

     4.17  License.  The licenses from the applicable Licensor (together, the
           --------
"License") for the Hotel is, and as of the Closing Date will be, valid and in full force and effect, and Seller is not and will not be in default with respect thereto (with or without the giving of any required notice and/or lapse of time). Each Hotel will, at the time of closing, meet the current requirements and standards of the respective Licensor for operation as an existing franchise. Seller shall cooperate with Purchaser in arranging an inspection of each Hotel by the pertinent Licensor during the Study Period to confirm such compliance.

     4.18  Bulk Sale Compliance.  The Seller shall indemnify the Purchaser
           ---------------------
against any claim, loss or liability arising under the bulk sales law in connection with the transaction contemplated herein.

     4.19  Sufficiency of Certain Items.  The Property contains, as of the
           -----------------------------
Closing Date, not less than:

           (a) a sufficient amount of furniture, furnishings, color television sets, carpets, drapes, rugs, floor coverings, mattresses, pillows, bedspreads and the like, to furnish each guest room, so that each such guest room is, in fact, fully furnished; and

           (b) a sufficient amount of towels, washcloths and bed linens, so that there are three sets of towels, washcloths and lines for each guest room (one on the beds, one on the shelves, and one in the laundry), together with a sufficient supply of paper goods, soaps, cleaning supplies and other such supplies and materials, as are reasonably adequate for the current operations of the Hotel.

     4.20  New York and Ohio Tax Law Compliance.  The Seller shall cooperate
           -------------------------------------
with the Purchaser in connection with compliance with all taxation laws of New York State and Ohio State that pertain to the transfer of the applicable Hotel including, without limitation, the filing of all forms for the tentative assessments within the applicable time frame such that transfer of the Property and disbursements of sales proceeds therefrom shall occur on the Closing Date. Notwithstanding the foregoing, the Purchaser shall be obligated to pay the New York State and Ohio State sales taxes on the Tangible and Intangible Personal Property.

     4.21  As-Is.  The Purchaser acknowledges, represents and warrants that: (i)
           ------
any information ("Information") supplied or made available by the Seller or any other party, whether before or after the date of this Agreement, whether written or oral, or in the form of maps, surveys, plats, soil reports, engineering studies, environmental studies (including Seller's Phase I Report), inspection reports, plans, specifications, or projections or any other information whatsoever, without exception, pertaining to the Property, is furnished to the Seller solely as a courtesy, and except to the extent disclosure is required by applicable law, will be kept strictly confidential by the Purchaser and will be returned to the Seller in the event this Agreement is terminated for any reason;
(ii) the Information is provided, and the Property is purchased, on an as-is-where-is basis and the Seller makes no representation, express or implied, or arising by merchantiability, or fitness for a particular purpose as to the Information for the Property, other than as set forth herein; and (iii) no representations, whether written or oral, have been made by the Seller or its agents or employees in order to induce Purchaser to enter into this Agreement, other than those specifically set forth herein. Except as specifically provided herein, Seller makes no representations or warranties and specifically disclaims any representation, warranty, or guaranty, oral or written, past, present or future with respect to the applicable zoning, permitting or building code requirement.

     4.22  Environmental    To Seller's actual knowledge, except as set forth in
           ---------------------------------------------------------------------
any environmental reports which may be delivered to Purchaser by Sellers during
-------------------------------------------------------------------------------
the Study Period (the "Environmental Reports"), Seller and the Property are not
-----------------------
under investigation or threatened investigation for failure to comply with any statutes, laws, ordinances, rules, regulations, orders and directives of any governmental agency pertaining to the use, generation, dumping, releasing, burying or disposing of or emitting of any materials or substances now or heretofore defined as "hazardous substances," "hazardous materials," "hazardous waste," "toxic substances," or other similar designations under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. (S)9601, et seq., the Resource Conservation and Recovery Act, 42 U.S.C. (S) 6901, et seq., the Hazardous Materials Transportation Act, 49 U.S.C. (S) 1801, et seq. and other laws, whether or not of a similar nature, applicable to the Property and dopted by, enacted in or applicable to the states where the Property is located. To Sellers' knowledge, except as may be set forth in the Environmental Reports, the Property has never appeared on any federal or state registry of active or inactive hazardous waste disposal sites. Sellers have never received any notice of claim from a governmental agency concerning the alleged release of threatened release of hazardous Materials at the Property.



Each of the representations, warranties and covenants contained in this Article
                                                                        -------
IV and its various subparagraphs are intended for the benefit of the Purchaser
--
and may be waived in whole or in part, by the Purchaser, but only by an instrument in writing signed by the Purchaser. Each of said representations, warranties and covenants shall survive the closing of the transaction contemplated hereby for a period of one hundred twenty (120) days.


                                   ARTICLE V
                                   ---------
             PURCHASER'S REPRESENTATIONS, WARRANTIES AND COVENANTS
             -----------------------------------------------------

     To induce the Seller to enter into this Agreement and to sell the Property, the Purchaser hereby makes the following representations, warranties and covenants with respect to the Property, upon each of which the Purchaser acknowledges and agrees that the Seller is entitled to rely and has relied:

     5.1  Organization and Power.  The Purchaser is a real estate investment
          -----------------------
trust duly organized, validly existing and in good standing under the laws of the State of Maryland and has all powers and all governmental licenses, authorizations, consents and approvals to carry on its business as now conducted and to enter into and perform its obligations under this Agreement and any document or instrument required to be executed and delivered on behalf of the Purchaser hereunder.

     5.2  Noncontravention.  The execution and delivery of this Agreement and
          -----------------
the performance by the Purchaser of its obligations hereunder do not and will not contravene, or constitute a default under, any provisions of applicable law or regulation, the Purchaser's partnership agreement or any agreement, judgment, injunction, order, decree or other instrument binding upon the Purchaser or result in the creation of any lien or other encumbrance on any asset of the Purchaser.

     5.3  Litigation.  There is no action, suit or proceeding, pending or known
          -----------
to be threatened, against or affecting the Purchaser in any court or before any arbitrator or before any Governmental Body which (a) in any manner raises any questions affecting the validity or enforceability of this Agreement or any other amount with respect to the transaction described herein. The Purchaser shall indemnify, defend and hold the Seller harmless against all loss, liability and expense, including reasonable attorneys' fees and costs, suffered by Seller due to a breach of the foregoing representation and warranty.

     5.4  Bankruptcy.  No Act of Bankruptcy has occurred with respect to the
          -----------
Purchaser.

     5.5  Brokerage Commission.  The Purchaser has not engaged the services of,
          ---------------------
nor is it or will it become liable to, any real estate agent, broker, finder or any other person or entity for any brokerage or finder's fee, commission or other amount with respect to the transaction described herein. The Purchaser shall indemnify, defend and hold the Seller harmless against all loss, liability and expense, including reasonable attorneys' fees and costs, suffered by Seller due to a breach of the foregoing representation and warranty.

     5.6  New York and Ohio Tax Law Compliance.  The Purchaser shall cooperate
          -------------------------------------
with the Seller in connection with compliance with all taxation's laws of New York State and Ohio State that pertain to the transfer of the applicable Hotel including, without limitation, the filing of all forms for the tentative assessments within the applicable time frame such that transfer of the Property and disbursement of sales proceeds therefrom shall occur on the Closing Date.


                                   ARTICLE VI
                                   ----------
                      CONDITIONS AND ADDITIONAL COVENANTS
                      -----------------------------------

     The Purchaser's obligations hereunder are subject to the satisfaction of the following conditions precedent and the compliance by the Seller with the following covenants:

     6.1  Seller's Deliveries.  The Seller shall have delivered to the Escrow
          --------------------
Agent or the Purchaser, as the case may be, on or before the Closing Date, all of the documents and other information required of Seller pursuant to Section
                                                                      -------
7.2.
----

     6.2  Title to Property.  The Purchaser shall have determined that the
          ------------------
Seller is the sole owner of good and marketable fee simple title to the Real Property and to the Tangible Personal Property free and clear of all liens, encumbrances, restrictions, conditions and agreements except for Permitted Title Exceptions. The Seller shall not have taken any action from the date hereof and through and including the Closing Date that would adversely affect the status of title to the Real Property.

     6.3  Ingress/Egress Easements.  Seller and Purchaser shall agree to a form
          -------------------------
of easement agreement in favor of Seller for ingress, egress and parking (the "Easement Agreement") to the Comfort Suites and the Hampton Inn Land. The Easement Agreement to the Comfort Suites Land shall provide that the Seller shall pay one-half of the maintenance costs in connection with such easement once the pad for the improvements to be build thereon has been constructed. The Easement Agreement to the Hampton Inn Land shall provide access from Dick Road only and shall provide that the Seller shall pay one-quarter of the maintenance costs once the pad for the improvements to be built thereon has been constructed.

     6.4  Bob Evans Right of First Refusal.  Bob Evans Restaurant shall have
          ---------------------------------
waived in writing the Bob Evans Right of Refusal during the Study Period.

     6.5  Agency Documents.  The Agency shall have either (i) consented to the
          -----------------
assignment by the Seller of the lease(s) between the Agency and Seller for the Comfort Suites Land and/or the Hampton Inn Land, or have conveyed to Purchaser by appropriate instrument the Comfort Suites Land and/or the Hampton Inn Land. The Agency shall also provide customary ground lessor's estoppel and certificates.


                                  ARTICLE VII
                                  -----------
                                    CLOSING
                                    -------

     7.1  Closing.  Unless otherwise required by the Agency, closing on the
          --------
Properties shall be held at a location that is mutually acceptable to the parties, on or before (insert date when option exercised) Possession of the Property shall be delivered to the Purchaser on the Closing Date, subject only to Permitted Title Exceptions.

     7.2  Seller's Deliveries.  On the Closing Date, the Seller shall deliver to
          --------------------
Purchaser all of the following instruments with respect to the applicable Property, each of which shall have been duly executed and, where applicable, acknowledged on behalf of the Seller and shall be dated as of the Closing Date:

     (a) the Deed;

     (b) the Bill of Sale [Inventory].

     (c) the Bill of Sale [Personal Property].

     (d) the Assignment and Assumption Agreement.

     (e) Easement Agreements for the Comfort Suites Land and the Hampton Inn
Land.

     (f) Certificates of Title for the 1992 Ford Van used in connection with the Comfort Suites Hotel and the 1995 Ford Van used in connection with the Hampton Inn Hotel and the 1992 Ford Van used in connection with the Holiday Inn Hotel (or any replacements for such vehicles).

     (g) such agreements, affidavits or other documents as may be required by the Title Company to issue the Owner's Title Policy.

     (h) the FIRPTA Certificate.

     (i) true, correct and complete copies of all warranties, if any, of manufacturers, supplies and installers possessed by the Seller and relating to the Improvements and the Personal Property, or any part thereof.

     (j) Appropriate resolutions of the board of directors or partners, as applicable of the Seller, certified by the secretary or an assistant secretary of the Seller if such Seller is a corporation, together with all other necessary approvals and consents of the Seller, authorizing (A) the execution on behalf of the Seller of this Agreement and the documents to be executed and delivered by the Seller prior to, at or otherwise in connection with the Closing of the applicable Property, and (B) the performance by the Seller of its obligations hereunder and under such documents. Also, current good standing certificates (or comparable official documentation for each Seller entity).

     (k) a valid, final and unconditional certificate of occupancy for the Real Property and Improvements, issued by the appropriate governmental authority.

     (l) If the Purchaser is assuming the Seller's obligations under any or all of the Operating Agreements, the originals of such agreements, duly assigned to the Purchaser and with such assignment acknowledged and approved by the other parties to such Operating Agreements.

          (m) such proof as the Purchaser may reasonably require with respect to Seller's compliance with the bulk sales laws or similar statutes.

          (n) all current real estate and personal property tax bills in the Seller's possession or under its control.

          (o) Evidence that all employees of each Hotel have had their employment terminated as of the closing date, including an affidavit from the chief executive officer of the Seller setting forth the date through which all employees have been paid and setting forth and describing, in detail, as to each employee, all accrued but unpaid vacation pay and other fringe benefits.

          (p) a complete set of all guest registration cards, guest transcripts, guest histories, and all other available guest information.

          (q) an updated schedule of employees, showing salaries and duties with a statement of the length of service of each such employee, brought current to a date not more that 48 hours prior to the Closing Date.

          (r) a complete list of all advance room reservations, functions and the like, in reasonable detail so as to enable the Purchaser to honor the Seller's commitments in that regard.

          (s) a list of the Seller's outstanding accounts receivable as of midnight on the date prior to the Closing Date, specifying the name of each account and the amount due the Seller.

          (t) all keys for the Property.

          (u) all books, records, operating reports, appraisal reports, files and other materials in the Seller's possession or control which are necessary in the Purchaser's reasonable discretion to maintain continuity of operation of the Property.

          (v) written notice executed by Seller notifying all interested parties, including all tenants under any leases of the Property, that the Property has been conveyed to the Purchaser and directing that all payments, inquiries and the like be forwarded to the Purchaser at the address to be provided by the Purchaser.

          (w) to the extent permitted under applicable law, documents of transfer necessary to transfer to the Purchaser the Seller's employment rating for workers' compensation and state unemployment tax purposes.

          (x) any other document or instrument reasonably requested by the Purchaser or required hereby.

          (y) standard "comfort letters" from each Licensor and Ground lessor's estoppel certificates, if possible.

     7.3  Purchaser's Deliveries.  On the Closing Date, the Purchaser shall pay
          -----------------------
or deliver to the Seller the following:

          (a) the portion of the Purchase Price described in Section 3.1(b).
                                                             ---------------

          (b) the Assignment and Assumption Agreement.

          (c) Easement Agreements for the Comfort Suites Land and the Hampton Inn Land.

          (e) any other document or instrument reasonably requested by the Seller or required hereby, including an acknowledgment that Seller has retained all rights to any amounts recovered in connection with the Amerail claim set forth herein.

     7.4  Closing Costs.    Except as is otherwise provided in Article VIII,
          --------------                                       -------------
each party hereto shall pay its own legal fees and expenses. All filing fees for the Deed shall be paid in accordance with local custom in the jurisdiction in which the Property is located. The Seller shall pay any transfer taxes or document stamps in accordance with local custom. The Seller shall pay for preparation of the Documents to be delivered by the Seller hereunder, and for the releases of any deeds of trust, mortgages and other financing encumbering the Property and for any costs (except any costs incurred by the Seller for its own account) in carrying out the transactions contemplated hereunder. This
Section 7.4 is subject to the other provisions of this Agreement dealing with
-----------
costs and expenses and the allocation thereof.

     7.5  Income and Expense Allocations.  All income, except any Intangible
          -------------------------------
Personal Property, and expenses with respect to the Property, and applicable to the period of time before and after the Closing Date, determined in accordance with sound accounting principles consistently applied, shall be allocated between the Seller and the Purchaser. The Seller shall be entitled to all income and responsible for all expenses for the period of time up to but not including the Closing Date, and the Purchaser shall be entitled to all income and responsible for all expenses for a period of time from, after and including the Closing Date. Without limiting the generality of the foregoing, the following items of income and expense shall be allocated at Closing:

          (a) current and prepaid rents, including, without limitation, prepaid room receipts, function receipts and other reservation receipts.

          (b) real estate and personal property taxes.

          (c) amounts under the Operating Agreements to be assigned to and assumed by the Purchaser.

          (d) utility charges (including but not limited to charges for water, sewer and electricity) and deposits if assumed by the Purchaser.

          (e) wages, vacation pay, pension and welfare benefits and other fringe benefits of all persons employed at the Property who the Purchaser elects to employ.

          (f) value of fuel stored on the Property at the price paid for such fuel by the Seller, including any taxes.

          (g) all prepaid reservations and contracts for rooms confirmed by Seller prior to the Closing Date for dates after the Closing Date, all of which Purchaser shall honor.

          (h) the Tray Ledger, which shall be divided equally between the parties.

     The Seller shall be required to pay all sales taxes and similar impositions currently through the Closing Date.

     Purchaser shall not be obligated to collect any accounts receivable or revenues accrued prior to the applicable Closing Date for Seller, but if Purchaser collects same, such amounts will be promptly remitted to Seller in the form received.

     If accurate allocations cannot be made at Closing because current bills are not obtainable (as, for example, in the case of utility bill or tax bills), the parties shall allocate such income or expenses at Closing on the best available information. Seller shall use its best efforts to deliver final bills for all utilities at Closing.

     Seller shall pay any costs imposed by Licensors to terminate the Licenses and Purchaser shall pay the costs imposed by the Licensors to enter into new Licenses.


                                  ARTICLE VIII
                                  ------------
                           CONDEMNATION; RISK OF LOSS
                           --------------------------

     8.1  Casualty Loss.  In the event of damage to or destruction of all or any
          --------------
part of the Project prior to the Closing Date, it is agreed as follows:

          (a) Damage. If the amount of the casualty loss to any of the Real Property is not more than Two Hundred Thousand Dollars ($200,000), this Agreement will continue, all insurance proceeds collectively by reason of such damage will be absolutely payable to the Purchaser and the Purchase Price will be paid without reduction.

          (b) Destruction. If the amount of casualty loss is more than Two Hundred Thousand Dollars ($200,000), the Purchaser will have the option for ten
(10) days after receipt of notice of such destruction to cancel this Agreement by service of written notice of cancellation. On the exercise of such option, this Agreement will thereupon become null and void, and the Deposit will be returned to the Purchaser. If the Purchaser fails to exercise the option to cancel this Agreement, such option will lapse, the Purchaser will be entitled to receive all insurance proceeds collectible by reason of such destruction and the Purchase Price will be paid without reduction.

     8.2  Condemnation.  In the event all or a significant portion of the Real
          -------------
Property is taken through Condemnation by a governmental authority prior to the Closing Date set forth herein, Purchaser may elect to cancel this Agreement and receive an immediate refund of the Deposit. In the alternative, the Purchase Price hereunder may be adjusted or the proceeds of any Condemnation proceeding awarded to the Purchaser.


                                   ARTICLE IX
                                   ----------
               LIABILITY OF PURCHASER; INDEMNIFICATION BY SELLER;
               --------------------------------------------------
                               TERMINATION RIGHTS
                               ------------------

     9.1  Liability of Purchaser and Seller.  Except for any obligation
          ----------------------------------
expressly assumed or agreed to be assumed by the Purchaser hereunder, the Purchaser does not assume any obligation of the Seller or any liability for claims arising out of any occurrence prior to the Closing Date. The Seller shall not have any liability for claims arising out of any occurrence on or subsequent to the Closing Date.

     9.2  Indemnification by Seller.  The Seller hereby indemnifies and holds
          --------------------------
the Purchaser harmless from and against any and all claims, costs, penalties, damages, losses, liabilities and expenses (including reasonable attorneys' fees) subject to Section 10.11 that may at any time be incurred by the Purchaser,
           -------------
whether before or after Closing, as a result of any breach by the Seller of any of its representations, warranties, covenants or obligations set forth herein or in any other document delivered by the Seller pursuant hereto.

     9.3  Indemnification by Purchaser.  The Purchaser hereby indemnifies and
          -----------------------------
holds the Seller harmless from and against any and all claims, costs, penalties, damages, losses, liabilities and expenses (including reasonable attorneys' fees) subject to Section 10.11 that may at any time be incurred by the Seller, whether
           -------------
before or after Closing, as a result of any breach by the Purchaser of any of its representations, warranties, covenants or obligations set forth herein or in any other document delivered by the Purchaser pursuant hereto.

     9.4  Termination by Purchaser.  If any condition set forth herein cannot or
          -------------------------
will not be satisfied prior to the Closing Date, or upon the occurrence of any other event that would entitle the Purchaser to terminate this Agreement and its obligations hereunder, and the Seller fails to cure any such a matter within ten
(10) business days after notice thereof from the Purchaser, the Purchaser, at its option, may elect either (a) to terminate this Agreement, in which event the Deposit shall be forthwith returned to the Purchaser and all other rights and obligations of the Seller and the Purchaser hereunder shall terminate immediately; the return of the Deposit being considered liquidated damages; or (b) to waive its rights to terminate and, instead, to proceed to Closing. Notwithstanding any termination hereof, the parties shall nevertheless remain liable under Section 5.5; subject to Section 10.11.
                                 -----------             -------------

     9.5  Termination by Seller.  If, prior to the Closing Date, the Purchaser
          ----------------------
defaults in performing any of its obligations under this Agreement (including its obligation to purchase the Property), and the Purchaser fails to cure any such default with ten (10) business days after notice thereto from the Seller, then the Seller's sole remedy for such default shall be to terminate this Agreement and retain the Deposit. The Seller and the Purchaser agree that, in the event of such a default, the damages that the Seller would sustain as a result thereof would be difficult if not impossible to ascertain. Therefore, the Seller and the Purchaser agree that, the Seller retain the Deposit as full and complete liquidated damages and as the Seller's sole remedy.


                                   ARTICLE X
                                   ---------
                            MISCELLANEOUS PROVISIONS
                            ------------------------


     10.1  Completeness; Modification.  This Agreement constitutes the entire
           ---------------------------
Agreement between the parties hereto with respect to the transactions contemplated hereby and supersedes all prior discussions, understandings, agreements and negotiations between the parties hereto. This Agreement may be modified only by a written instrument duly executed by the parties hereto.

     10.2  Assignments.  The Purchaser may assign its rights hereunder without
           ------------
the consent of the Seller; provided that the Purchaser gives notice to the Seller in accordance with Section 10.9.
                          ------------

     10.3  Successors and Assigns.  This Agreement shall bind and inure to the
           -----------------------
benefit of the parties hereto and their respective successors and assigns.

     10.4  Days.  If any action is required to be performed, or if any notice,
           -----
consent or other communication is given, on a day that is a Saturday or Sunday or a legal holiday in the jurisdiction in which the action is required to be performed or in which is located the intended recipient of such notice, consent or other communication, such performance shall be deemed to be required, and such notice, consent or other communication shall be deemed to be given, on the first business day following such Saturday, Sunday or legal holiday. Unless otherwise specified herein, all references to a "day" or "days" shall refer to calendar days and not business days.

     10.5  Governing Law.  This Agreement and all documents referred to herein
           --------------
shall be governed by and construed and interpreted in accordance with the laws of the State of New York, including New York State conflicts of laws principals.

     10.6  Counterparts.  To facilitate execution, this Agreement may be
           -------------
executed in as many counterparts as may be required. It shall not be necessary that the signature on behalf of both parties hereto appear on each counterpart hereof. All counterparts hereof shall collectively constitutes a single agreement.

     10.7  Severability.  If any term, covenant or condition of this Agreement,
           -------------
or the application thereof to any person or circumstance, shall to any extent be invalid or unenforceable, the remainder of this Agreement, or the application of such term, covenant or condition to other persons or circumstances, shall not be affected thereby, and each term, covenant or condition of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

     10.8  Costs.  Regardless of whether Closing occurs hereunder, and except as
           ------
otherwise expressly provided herein, each party hereto shall be responsible for its own costs in connection with this Agreement and the transactions contemplated hereby, including without limitation fees of attorneys' engineers and accountants.

     10.9  Notices.  All notices, requests, demands and other communications
           --------
hereunder shall be in writing and shall be delivered by hand, transmitted by receipted facsimile transmission, sent prepaid by Federal Express (or a comparable overnight delivery service) or sent by the Untied States mail, certified, postage prepaid, return receipt request, at the addresses and with such copies as designated below. Any notice, request, demand or other communication delivered or sent in the manner aforesaid shall be deemed given or made (as the case may be) when actually delivered to the intended recipient.

If to the Seller:    Benderson Development Company
                     570 Delaware Avenue
                     Buffalo, New York  14202
                     Attn:  Blaine S. Schwartz, Esq.
                     Fax:  (716) 886-2269

If to the Purchaser: Hudson Hotels Trust
                     1 Airport Way
                     Rochester, New York  14624
                     Attn: E. Anthony Wilson, Chairman and CEO
                     Fax:  (716) 436-1865

Or to such other address as the intended recipient may have specified in a notice to the other party. Any party hereto may change its address or designate different or other persons or entitles to receive copies by notifying the other party and the Escrow Agent in a manner described in this Section.

     10.10  Incorporation by Reference.  All of the exhibits attached hereto are
            ---------------------------
by this reference incorporated herein and made a part hereof.

     10.11  Survival.  All of the representations, warranties, covenants and
            ---------
agreements of the Seller and the Purchaser made in, or pursuant to, this Agreement shall survive Closing for a period of one year and shall not merge into the Deed or any other document or instrument executed and delivered in connection herewith.

     10.12  No Partnership.  This Agreement does not and shall not be construed
            ---------------
to create a partnership, joint venture or any other relationship between the parties hereto except the relationship of Seller and Purchaser specifically established hereby.

     10.13  Recordation.  This Agreement shall not be recorded.  Each party
            ------------
hereto agrees to execute and deliver, at the request of another party hereto, a Memorandum of Agreement in a form acceptable for recordation in the Clerk's Office of the Circuit Court wherein the Property is located. The party requesting recordation shall be responsible for all recording taxes and fees incurred in recording such Memorandum.

     10.14  Time of Essence.  Time is of the essence with respect to every
            ----------------
provision hereof.

     10.15  Confidentiality.  Seller and its representatives, including any
            ----------------
brokers or other professionals representing Seller, shall keep the existence and terms of this Agreement strictly confidential, except to the extent disclosure is compelled by law, and then only to the extent of such compulsion.

     10.16  Like-Kind Exchange.  The Purchaser agrees, subject to the conditions
            -------------------
set forth below, to cooperate with the Seller if the Seller attempts to effect alike-kind exchange in connection with the sale of the Property.
Notwithstanding anything to the contrary contained herein, the Seller shall have the right to assign the Seller's rights, but not its obligations, under this Agreement without the Purchaser's consent for the sole purpose of enabling the Seller to effect all like-kind exchange; provided, however; that notwithstanding any such assignment, the Seller shall not be released from any of its liabilities, obligations, or indemnities under this Agreement; (b) the Seller shall pay all costs and expenses (including attorneys' fees) incurred by the Purchaser in connection with such like-kind exchange; (c) the like-kind exchange shall not increase the Purchase Price or any other amount payable hereunder by the Purchaser, nor shall it change the manner of payment of such sums; and (d) the Seller shall indemnify and hold the Purchaser harmless for and from any loss, cost, damage or expense (including attorneys' fees) incurred by the Purchaser as a result of the cooperation of the Purchaser with an actual or contemplated like-kind exchange.

     10.17  Expiration.  This Agreement shall be void and of no effect unless
            -----------
signed by all parties within ten (10) days from the date first set forth above.

     IN WITNESS WHEREOF, the Seller and Purchaser have caused this Agreement to be executed in their names by their respective duly authorized representatives.

                              SELLER:
                              -------

                              WALDEN AVENUE-BLEND-ALL HOTEL
                              DEVELOPMENT, Inc., a New York corporation

                              By: /s/ David H. Baldauf
                                 --------------------------------------
                              Name: David H. Baldauf
                                   ------------------------------------
                              Title: Vice President
                                    -----------------------------------

                              DICK ROAD-BLEND-ALL HOTEL DEVELOPMENT,
                              INC., a New York corporation

                              By: /s/ David H. Baldauf
                                 --------------------------------------
                              Name: David H. Baldauf
                                   ------------------------------------
                              Title: Vice President
                                    -----------------------------------

                              BLEND-ALL HOTEL DEVELOPMENT, INC.,
                              a New York corporation

                              By: /s/ David H. Baldauf
                                 --------------------------------------
                              Name: David H. Baldauf
                                   ------------------------------------
                              Title: Vice President
                                    -----------------------------------

                              LETOM LAND LEASE PARTNERS,
                              a New York general partnership

                              By:   Randall Benderson 1993-1 Trust,
                                    General Partner

                              By: /s/ SIGNATURE APPEARS HERE, Trustee
                                  --------------------------
                              By: /s/ SIGNATURE APPEARS HERE, Trustee
                                  --------------------------

                              PURCHASER:
                              ----------

                              HUDSON HOTELS Trust,
                              a Maryland real estate investment trust.

                              By: /s/ E. Anthony Wilson
                                 --------------------------------------
                              Name: E. Anthony Wilson
                                   ---------------------
                              Title: Chairman and CEO
                                    -----------------------------------

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